Exhibit 10.10


              Termination of Amended and Restated Filing Agreement
                        Re: Joint Filing of Schedule 13D


Effective as of the date hereof, the undersigned hereby terminate that certain Amended and Restated Filing Agreement dated as of May 16, 2003 (the "Joint Filing Agreement") entered into by them for the purpose of filing a Schedule 13D (including amendments thereto) filed on their behalf in connection with their beneficial ownership of shares of common stock of GSI Commerce, Inc., as amended through the date hereof (the "Schedule 13D"). This termination shall not affect the Joint Filing Agreement to the extent previously relied upon for the purpose of filing the Schedule 13D.


         Dated:  September 17, 2003

INTERACTIVE TECHNOLOGY HOLDINGS, LLC,
a  Delaware Limited Liability Company
By: QK Holdings, Inc., its Managing Member

         By:      /s/ David M. Apostolico
                  -------------------------------
         Name:    David M. Apostolico
         Title:   President of QK Holdings, Inc.

QK HOLDINGS, INC., a Delaware Corporation

By:      /s/ David M. Apostolico
       -------------------------------
Name:  David M. Apostolico
Title:   President

QVC, INC., a Delaware Corporation


By:      /s/ Neal S. Grabell
         -------------------------------
Name:    Neal S. Grabell
Title:   General Counsel

COMCAST QVC, INC., a Delaware corporation


By:      /s/ Rosemarie S. Teta
         -------------------------------
Name:    Rosemarie S. Teta
Title:   Vice President

COMCAST PROGRAMMING HOLDINGS, INC., a Delaware corporation


By:  /s/ Rosemarie S. Teta
     -------------------------------
Name:    Rosemarie S. Teta
Title:   Vice President



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COMCAST HOLDINGS CORPORATION, a Pennsylvania corporation


By:      /s/ Arthur R. Block
         -------------------------------
Name: Arthur R. Block
Title:   Senior Vice President

COMCAST CORPORATION, a Pennsylvania Corporation


By:      /s/ Arthur R. Block
        -------------------------------
Name: Arthur R. Block
Title:   Senior Vice President